LINCOLN ELECTRIC HOLDINGS, INC. Over view MAY 23, 2024 UPDATE Exhibit 99.1

Safe Harbor and Regulation G Disclosures Forward-Looking Statements: Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning. For further information concerning issues that could materially affect financial performance related to forward-looking statements, please refer to Lincoln Electric’s quarterly earnings releases and periodic filings with the Securities and Exchange Commission, which can be found on www.sec.gov or on www.lincolnelectric.com. Non-GAAP Measures: Our management uses non-GAAP financial measures in assessing and evaluating the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.  Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

Lowering Full Year 2024 Assumptions Q2 demand trends slowing at a mid single-digit percent decline vs. prior year on weakening industrial activity and capital investment Risks Economic and geopolitical headwinds Inflation (raw materials & labor) Opportunities (not in assumptions) Velion™ DC Fast Charger Large-scale 3D printing /Additive Updated Full Year Assumptions Mid-single digit % organic sales decline* Neutral price/cost Adj. operating income margin of approximately 17.5%* $45 to $50 million interest expense Low-to-mid 20% tax rate $90 to $110 million in cap-ex 100+% cash conversion *Reflects updated assumption

High-Performance Industry Leader Targeting Superior Value Through the Cycle #1 Leader in Growing Arc Welding & Cutting Industry Innovation & Operational Excellence Advances Profitability Strong Cash Generation Through the Cycle Earnings Compounder Through the Cycle Disciplined Capital Deployment Delivers Top Quartile ROIC Predictable Model With Annual Dividend Increases Accelerating Growth with Automation & M&A +200 bps in Average Operating Margin Goal (2020-2025) High Teens to Low 20% EPS CAGR Goal (2020-2025) 100+% Cash Conversion Goal 28 Years of Dividend Increases 11% CAGR (2019-2023) 18% to 20% ROIC Goal (2020-2025)

125+ Years of Market-Leading Solutions

Broadest Portfolio of Solutions in the Industry[1]



EDUCATION PRODUCTS, CURRICULUMS & SCHOOL
AUTOMATION INTEGRATION SERVICES
ARC WELDING EQUIPMENT
DIGITAL SOLUTIONS
AUTOMATED JOINING & CUTTING
FILLER METALS
LINCOLN ELECTRIC
AUTOMATION
WELDING & CUTTING SOLUTIONS
ANCILLARY AUTOMATED FUNCTION & CELL COMPONENTS
(TOOLING, POSITIONERS, BENDING, AGVs, ASSEMBLY, END OF LINE TESING)
BRAZING & SOLDER ALLOYS
ACCESSORIES
(PPE, FUME, GUNS, TOOLS)
ADDITIVE / 3D PRINTING
CUTTING SOLUTIONS
GAS MANAGEMENT SOLUTIONS
(INDUSTRIAL & LIFE SCIENCES)

[1] Diagram does not represent net sales mix by product area

Our Guiding Principle: The Golden Rule

Founded **1895**

Renowned business model with high-performance culture

HQ in **Cleveland, Ohio, USA**

12,000 employees

71 manufacturing & automation system integration facilities across **21** countries

Distribution to **160+** countries

5

Diversified Products and Reach 1 Reflects mix of FY2023 Net sales of $4.2 billion Americas Welding includes North and South American welding and cutting solutions and 80% of automation. International Welding includes EMEA and Asia Pacific welding and cutting solutions with EMEA representing approximately 75% of segment revenue. Harris Products Group offers brazing, soldering, oxy-fuel cutting and specialty gas solutions. Serves HVAC, refrigeration, plumbing, life sciences & general industries. HPG manages the retail channel for all Lincoln products.

Leading Provider Across Diverse End Markets LECO is one of only three global providers to offer a complete solution Approximately 4% of revenue serves EV applications and 5% in clean & renewable energy applications4 $23B to $25B Global Arc Welding Market and Share Estimates1 Lincoln Electric Revenue Mix by End Market Sector2 Others Regional Competitors 1 Company estimate of the 2023 market 2 Company estimate of 2023 revenue mix (direct & distributor channels) 3 Heavy Industries includes heavy fabrication, ship building and maintenance & repair 4 Clean and renewable energy includes nuclear, wind, geothermal, and hydropower Global Competitors LSD% average organic growth 28% General Fabrication 13% Construction & Infrastructure 17% Energy & Process Industries 23% Automotive & Transportation 19% Heavy Industries3

Accelerating Growth Through the Cycle Accelerate growth: innovation, automation, additive, and M&A Increase profitability: +200 bps to average adjusted operating income margin vs. last cycle on operational excellence Maintain high-performing ROIC and working capital performance Advance ESG initiatives Sales CAGR: High Single-Digit to Low Double-Digit % Avg. Adj. Op Income Margin: 16% (+/- 150 bps) Adj. EPS CAGR: High Teens to Low 20% Avg. ROIC: 18% - 20% (top quartile) Avg. Op Working Capital: 15% (top decile) Segment Adj. EBIT Margin Ranges: Americas Welding: 17% - 19% International Welding: 12% - 14% Harris Products Group: 13% - 15% Higher Standard 2025 Strategy Financial Targets (2020 Baseline)

Higher Standard 2025 Strategy and High-Performance Culture Generates Superior Value

Drives compounded earnings growth across cycles

HIGHER STANDARD
2025 STRATEGY

Customer-Focused

- Brand strength
- Customer loyalty
- Trusted performance

Operational Excellence & Employee Development

- Standardizing tools & processes
- EH&S commitment
- Training & development

Solutions & Value

- ~57% 2023 equipment sales from new products
- Automation leader
- Broadest product portfolio & expertise
- Growth initiatives

Disciplined M&A

- Key growth driver
- Proven integration process
- Strong ROIC track record
- Automation expands M&A opportunities

Balanced Capital Allocation & Strong Cash Generation

- 100+% cash conversion
- Prioritize growth investments
- Investment-grade profile
- Consecutive annual dividend increases and opportunistic share repurchases

2020-2025 Targets

- High Single-Digit to Low Double-Digit % Sales Growth
- 16% Average Adj. Operating Margin (+/- 150bps)
- High Teens to Low 20% EPS growth
- 18% to 20% ROIC
- 15% Working Capital
- 2025 ESG Goals

9

2003-2008 Commodity Super-Cycle 2009-2013 Post Great Recession 2015-2019 Mini Industrial Recessions 2020-2025 Higher Standard 2025 Strategy Market share strategy BRIC-focused Balance sheet positioned for large acquisitions ROIC and margin-focused strategy Pruned $110M to richen mix Invested in automation Accelerated automation Improved HPG and ALW margin performance Pruned $275M to richen mix Optimized balance sheet Accelerate growth thru innovation, automation & additive +200bps operating margin Maintain top quartile ROIC Advance ESG initiatives Sales CAGR 19% 13%1 4%1 HSD to LDD% Sales CAGR 12%2 Average Adj. Operating Margin 10.3% 11.7% 13.7% Average 16% (+/- 150 bps) 15.3% Adj. EPS CAGR 32% 45% 8% High Teens to Low 20% 31% Average Adj. ROIC 14.8% 14.6% 18.9% (top quartile) 18% to 20% (top quartile) 22.1% Average Operating Working Capital 24.8% 17.2% 16.9% 15% (top decile) 17.1% 2025 Strategy Advances Performance vs. Prior Cycles 1 Approximately $385 million of revenue decline from 2009 to 2019 from strategic pruning and the deconsolidation and closure of our Venezuela business 2 A maximum 2% of annual price is used in the measure of sales growth 2X- 3X 200+ bps 2X 2020-2023 Progress

High Single-Digit % to Low Double-Digit % Sales CAGR (2020-2025) +300-400 bps +200-300 bps +100-200 bps Industrial Production New Initiatives / Innovation Automation / Additive Anticipated M&A Robust Topline Growth More than 2x growth expected vs. underlying market * graph is not to scale

Attractive Trends Drive Growth Industrial Sector Tailwinds Labor Shortage & Inflation Automation offering services customer growth and reshoring Education solutions train new and upskill professional welders Easy-to-use “Ready.Set.Weld” technology and cobots help welders achieve higher productivity and quality Electrification, Renewable & Infrastructure Investment Extensive portfolio and expertise for renewable, EV & infrastructure applications Adoption of new metals for light-weighting favors Lincoln Electric 10% to 15% of revenue serves these attractive growth areas Safer and Energy-Efficient Solutions Product stewardship team engineers safer and more sustainable products PPE and fume management growth opportunities Proprietary software solutions deliver more productive and efficient welding performance

Adoption of Automation Accelerates Growth

Leading automation offering places LECO at the forefront of industry transformation

2025 Target: $1B sales & mid-teens percent operating income margin

An automation leader with $941M 2023 sales growing at an HSD% organic sales rate with a low-teens % operating income margin[1]

Cobots to Lights Out Automation

System integrator with global build, design, and application expertise

Proprietary automated welding, cutting, laser, tooling/positioners, material handling, industrial AGVs, module assembly, and end of line testing solutions

Broadest portfolio of automation solutions serving low volume/high mix operations to high volume, full line builds

Largest provider worldwide of large-scale metal wire 3D printing for spare parts, molds and prototypes

Demand Drivers

- Labor shortages
- Increased productivity
- Operational efficiency
- New models/platforms
- Onshoring/reshoring

Our Scale & Reach

- 2,000+ automation team
- 2 million ft² build space
- 32 automation facilities
- 10 country presence

Automation Sales Mix[1]



International Welding
20%
80%
Americas Welding

End Market Mix[1]



45%
25%
General Industries
30%
Heavy Industries, Energy & Structural
Automotive / Transportation



Automation Overview



Automated Assembly & Material Handling Overview



Large-scale 3D Printing Overview

[1] Data reflects FY2023 results

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Leading Innovation and End Sector Expertise Drives Growth

Extensive R&D, 500+ technical sales & industry application experts & 2,000+ automation team

Vitality Index[1]

~42%
2023 total sales from new products

~57%
2023 equipment sales from new products

IP Leader

Leading global welding industry solutions provider and patent filer

Speed-to-Market

Regional co-development of new products and solutions using standardized platforms accelerates innovation

40 ARC

APPLICATION RESOURCE CENTER

Infrastructure of global technology centers drives collaboration and customized solutions for customers

Areas of Innovation That Address Customers' Operational Challenges

- Expand capacity despite labor shortages
- Train the industry
- Improve speed and productivity
- Improve safety
- Quality assurance to reduce costs
- Transition to stronger and lighter metals
- Efficient Procurement
- Improve sustainable operations

14

[1] Vitality Index reflects the percent of net sales from new products launched in the last five years, excluding customized automation sales.

Solutions Engineered to Deliver Measurable Value

Supporting Clean Tech Applications Product Stewardship Visit https://sustainability.lincolnelectric.com to view our sustainability report and additional information Innovation includes designing greater energy efficiency into our products to reduce their carbon footprint and help customers achieve their sustainability goals. Our product sustainability council focuses on: reducing the energy intensity and greenhouse gas emissions of our welding equipment reducing products’ scale & weight reducing fume generation streamlining packaging and using recyclable or reusable materials improving the overall speed, efficiency quality & safety of our products in use Our Precision Power Laser™ solution for EV battery tray fabrication Virtual training solutions Our Long Stick Out® solution for wind turbine fabrication Our Velion™ DC Fast Charger for electrification of transportation (150kW to 1MW) Our Additive Manufacturing technology 3D prints large-scale, mission-critical parts fast with minimal waste

Disciplined Acquisition Program Creates Value Acquisitions are a core growth driver of our Higher Standard 2025 Strategy Mid-Teens $1.1B Cumulative M&A Investment 2014 - 2023 18 $60B 3.4% Dedicated Acquisitions and integrations executed 2014 - 2023 Targeted addressable market (TAM) size for acquisitions with the addition of automation growth opportunities CAGR from M&A sales growth 2014 - 2023 Average ROIC performance of acquisitions M&A team and experienced integration managers optimize and align operations %

Operational Initiatives Advance 200 bps Margin Improvement (vs. prior cycle average) Safety-focused operating plan emphasizes reduction in emissions, energy intensity, waste and water use Lean initiatives and broad six-sigma training advances continuous improvement and productivity Standardizing tools, processes, KPIs and goals to align activities Optimizing our manufacturing and administrative processes through automation and digitization Expanding regional shared services for administrative functions

Protecting the Environment at Every Step Water Use 2025 Goal: 14% Reduction vs. 2018 25% Reduction (2023 vs. 2018) Energy Intensity 2025 Goal: 16.2% Reduction vs. 2018 10% Reduction (2023 vs. 2018) GHG Emissions 2025 Goal: 10% Reduction vs. 2018 16% Reduction (2023 vs. 2018) Landfill Avoidance 2025 Goal: 97% landfill avoidance 94% landfill avoidance in 2023 Recycling 2025 Goal: 80% recycle rate 76.5% recycle rate in 2023 * Visit https://sustainability.lincolnelectric.com to view our sustainability report and additional information Safety 2025 Goal: 52% Reduction vs. 2018 38% Reduction (2023 vs. 2018) Operational initiatives support achieving HS2025 Strategy EH&S goals

Strong Cash Generation and Top Quartile ROIC Cash Flow From Operations ($M) & Cash Conversion (%) Return on Invested Capital (Adj. ROIC) 83% Average Cash Conversion2 Target >100% Cash Conversion 23.6% Average Adjusted ROIC 1 Lower cash conversion ratios in 2021 and 2022 reflect strategically elevated inventory levels to mitigate supply chain constraints 2 Cash Conversion is defined as Cash Flow from Operations less Capital Expenditures divided by Adjusted Net Income 81%1 64%1 105%

Growth and Return Focused Capital Allocation Strategy DISCIPLINED  ACQUISITIONS CONSECUTIVE 26-YEAR DIVIDEND INCREASE Opportunistic Share Repurchases Investment grade PROFILE balance Sheet Prioritizing Growth Investments Growth: capital expenditure and acquisitions Return to Shareholders: share repurchases and dividends 2004-2008 Commodity Super-Cycle 2009-2013 Post Great Recession 2015-2019 Mini Industrial Recessions 2020-2025 Higher Standard 2025 Strategy

Strong Social and Governance Track Record 1Composition of 2024 Director nominees Learn more about our governance and social programs at https://sustainability.lincolnelectric.com ESG Governance Board oversight and extensive ESG governance structure ESG strategy aligns to our Higher Standard 2025 Strategy Committed to Employee Development & Engagement Record employee engagement levels from our 2023 survey Extensive global training and development programs Support employee resource group programming Provide $125,000 student loan repayment per U.S. employee Committed to Our Communities Broad programming to support workforce development 85+ years of welding & community support by the James F. Lincoln Foundation & the Lincoln Electric Foundation Employee matching and volunteer programs

Proven Strategy and High-Performance Culture Generates Superior Value

Drives compounded earnings growth across cycles

HIGHER STANDARD
2025 STRATEGY

Customer-Focused
- Brand strength
- Customer loyalty
- Trusted performance

Operational Excellence & Employee Development
- Standardizing tools & processes
- EH&S commitment
- Training & development

Solutions & Value
- ~57% 2023 equipment sales from new products
- Automation leader
- Broadest product portfolio & expertise
- Growth initiatives

Disciplined M&A
- Key growth driver
- Proven integration process
- Strong ROIC track record
- Automation expands M&A opportunities

Balanced Capital Allocation & Strong Cash Generation
- 100+% cash conversion
- Prioritize growth investments
- Investment-grade profile
- Consecutive annual dividend increases and opportunistic share repurchases

2020-2025 Targets
- High Single-Digit to Low Double-Digit % Sales Growth
- 16% Average Operating Margin (+/- 150bps)
- High Teens to Low 20% EPS growth
- 18% to 20% ROIC
- 15% Working Capital
- 2025 ESG Goals

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Contact: Amanda Butler Vice President, Investor Relations & Communications Amanda_Butler@lincolnelectric.com 216.383.2534

Non-GAAP Information Adjusted operating income, Adjusted net income, Adjusted EBIT, Adjusted effective tax rate, Adjusted diluted earnings per share, Organic sales, Cash conversion, and Return on invested capital are non-GAAP financial measures. Management uses non-GAAP measures to assess the Company's operating performance by excluding certain disclosed special items that management believes are not representative of the Company's core business. Management believes that excluding these special items enables them to make better period-over-period comparisons and benchmark the Company's operational performance against other companies in its industry more meaningfully. Furthermore, management believes that non-GAAP financial measures provide investors with meaningful information that provides a more complete understanding of Company operating results and enables investors to analyze financial and business trends more thoroughly. Non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures and have limitations including, but not limited to, their usefulness as comparative measures as other companies may define their non-GAAP measures differently.

Non-GAAP Financial Measures

Reconciliation of Operating Income and Operating Income Margin to Non-GAAP Adjusted Operating Income and Adjusted Operating Income Margin

($ in millions)

	Period Ended December 31,										
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Operating income:	$80.9	$108.1	$153.5	$232.2	$266.1	$283.5	$115.3	$200.2	$305.7	$376.8	$413.7
Special items:											
Rationalization and asset impairment charges / (gains)	1.7	2.4	1.8	3.5	(0.2)	19.4	29.9	(0.4)	0.3	9.4	8.5
(Gains) losses on sale of assets	-	-	1.9	(9.0)	-	-	-	-	-	-	0.7
Venezuelan devaluation and deconsolidation charges (gains)	-	-	-	-	-	-	-	3.1	-	1.4	12.2
Acquisition-related net charges (gains) [1]	-	-	-	-	-	-	-	-	-	-	-
Retirement Costs	-	4.5	-	-	-	-	-	-	-	-	-
Adjusted operating income:	$82.6	$115.1	$157.2	$226.7	$265.9	$302.9	$145.1	$202.9	$306.0	$387.5	$435.1
Net sales	$1,040.6	$1,333.7	$1,601.2	$1,971.9	$2,280.8	$2,479.1	$1,729.3	$2,070.2	$2,694.6	$2,853.4	$2,852.7
Op income margin	7.8%	8.1%	9.6%	11.8%	11.7%	11.4%	6.7%	9.7%	11.3%	13.2%	14.5%
Adjusted operating income margin:	7.9%	8.6%	9.8%	11.5%	11.7%	12.2%	8.4%	9.8%	11.4%	13.6%	15.3%

	Period Ended December 31,									
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Operating income:	$367.1	$324.6	$283.6	$376.9	$375.5	$370.9	$282.1	$461.7	$612.3	$717.8
Special items:										
Rationalization and asset impairment charges / (gains)	30.1	20.0	-	6.6	25.3	15.2	45.5	9.8	(11.8)	(11.3)
(Gains) losses on sale of assets	-	-	-	-	-	(3.0)	-	-	-	-
Venezuelan devaluation and deconsolidation charges (gains)	21.1	27.2	34.3	-	-	-	-	-	-	-
Acquisition-related net charges (gains) [1]	-	-	-	(30.1)	4.5	4.8	0.8	7.7	7.1	12.3
Retirement Costs	-	-	-	-	-	-	-	-	-	-
Adjusted operating income:	$418.3	$371.8	$318.0	$353.5	$405.3	$387.9	$328.3	$479.2	$631.2	$718.8
Net sales	$2,813.3	$2,535.8	$2,274.6	$2,624.4	$3,028.7	$3,003.3	$2,655.4	$3,234.2	$3,761.2	$4,191.6
Op income margin	13.0%	12.8%	12.5%	14.4%	12.4%	12.4%	10.6%	14.3%	16.3%	17.1%
Adjusted operating income margin:	14.9%	14.7%	14.0%	13.5%	13.4%	12.9%	12.4%	14.8%	16.8%	17.1%

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[1] Acquisition-related net charges (gains) includes acquisition transaction and integration costs, amortization of step up in value of acquired inventories, gain on change in control and bargain purchase gain

Non-GAAP Financial Measures

Return on Invested Capital[1] & Reconciliation of Diluted EPS to Non-GAAP Diluted Adjusted EPS

LINCOLN ELECTRIC

($ in millions)

	Period Ended December 31,																				
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Net income:	$54.5	$80.6	$122.3	$175.0	$202.7	$212.3	$48.6	$130.2	$217.2	$257.4	$293.8	$254.7	$127.5	$198.4	$247.5	$287.1	$293.1	$206.1	$276.5	$472.2	$545.2
Special items:																					
Rationalization and asset impairment charges / (gains)	1.7	2.4	1.8	3.5	(0.2)	19.4	29.9	(0.4)	0.3	9.4	8.5	30.1	20.0	-	6.6	25.3	15.2	45.5	9.8	11.8	(11.3)
(Gains) or losses on sale of assets	-	-	1.9	-	-	-	(5.7)	-	-	-	0.7	-	-	-	-	-	(3.6)	-	-	-	(1.6)
Acquisition-related net charges (gains)	-	-	-	-	-	-	7.9	-	-	-	-	-	-	-	(30.1)	4.5	(2.8)	0.8	7.7	7.1	12.3
Loss on deconsolidation of Venezuela & devaluation charges	-	-	-	-	-	-	-	3.1	-	1.4	12.2	21.1	27.2	34.3	-	-	-	-	-	-	-
Pension settlement loss (gain)	-	-	-	-	-	-	(2.1)	-	-	-	-	-	142.7	-	8.2	6.7	-	8.1	126.5	(4.3)	0.8
Non-controlling interests	-	-	-	-	-	-	0.6	1.8	-	-	(1.1)	(0.8)	-	-	-	-	-	-	-	-	-
Retirement costs	-	4.5	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Settlement of legal disputes	-	-	(1.4)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax effect of Special items	(0.4)	(2.1)	(11.8)	1.8	0.1	(1.1)	(6.1)	(5.2)	(4.9)	(2.4)	(0.9)	0.8	(57.2)	(8.3)	20.5	(6.9)	(7.4)	(10.6)	(47.2)	(1.2)	(2.5)
Adj. Net income:	$55.9	$85.5	$112.7	$171.3	$202.6	$230.6	$ 73.1	$ 129.6	$ 212.6	$ 265.8	$ 313.2	$ 305.9	$ 260.2	$ 224.5	$252.7	$316.6	$294.6	$249.9	$373.3	$485.7	$547.9
Plus: Interest expense (after-tax)	4.9	3.7	4.9	6.3	7.1	7.6	5.3	4.2	4.2	2.6	1.8	6.4	13.5	11.8	14.9	18.4	19.5	17.9	17.8	23.3	38.0
Less: Interest income (after-tax)	1.9	1.8	2.5	3.6	5.1	5.5	2.2	1.5	1.9	2.5	2.0	1.9	1.7	1.3	3.0	5.2	1.9	1.5	1.2	1.2	5.0
Adjusted net operating profit after taxes	58.9	87.3	115.2	173.9	204.6	232.7	76.2	132.3	214.8	265.9	312.9	310.5	272.0	234.9	264.7	329.8	312.1	266.4	390.0	507.7	580.9
Invested Capital[2]	652.6	750.8	824.6	1,024.0	1,219.4	1,152.2	1,209.4	1,247.2	1,296.6	1,378.6	1,549.8	1,356.4	1,287.1	1,417.8	1,638.7	1,590.3	1,566.3	1,508.4	1,633.7	2,237.9	2,414.1
Adjusted ROIC:	9.0%	11.6%	14.0%	17.0%	16.8%	20.2%	6.3%	10.6%	16.6%	19.3%	20.2%	22.9%	21.1%	16.6%	16.2%	20.7%	19.9%	17.7%	23.9%	22.7%	24.1%
Diluted EPS[3]	$0.66	$0.97	$1.45	$2.04	$2.34	$2.47	$0.57	$1.54	$2.56	$3.06	$3.54	$3.18	$1.70	$2.91	$3.71	$4.37	$4.68	$3.42	$4.60	$8.04	$9.37
Special Items Impact	0.01	0.06	(0.12)	(0.05)	(0.01)	0.21	0.29	(0.02)	(0.05)	0.10	0.23	0.64	2.12	0.38	0.08	0.45	0.02	0.73	1.62	0.23	$0.04
Adjusted Diluted EPS[3]	$0.67	$1.03	$1.33	$1.99	$2.33	$2.68	$0.86	$1.52	$2.51	$3.16	$3.77	$3.82	$3.48	$3.29	$3.79	$4.82	$4.70	$4.15	$6.22	$8.27	$9.41

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[1] Return on Invested Capital is defined as rolling 12 months of Adjusted Net Income excluding tax-effected interest income and expense *divided by* Invested Capital.
[2] Invested Capital is defined as Total Debt *plus* Total Equity.
[3] EPS and Adjusted EPS have been adjusted to reflect stock splits.